CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated
April 5, 2001, which appears on page F-1 of the financial statements included in the Annual Report on Form 10-KSB of Exotics.com, Inc. for the period ended December 31, 2000.



                      /s/ Andersen Andersen and Strong, LLC
                      ANDERSEN ANDERSEN AND STRONG, LLC
                      Certified Public Accountants




Salt Lake City, Utah
June 14, 2001